UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2022

READY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

(212) 257-4600

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RC	New York Stock Exchange
6.25% Series C Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRC	New York Stock Exchange
6.50% Series E Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRE	New York Stock Exchange
7.00% Convertible Senior Notes due 2023	RCA	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange
5.75% Senior Notes due 2026	RCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

Item 3.03	Material Modification of Rights of Security Holders.

As previously disclosed, on March 16, 2022 (the “Closing Date”), pursuant to the terms of that certain Merger Agreement, dated as of November 3, 2021, as amended on February 7, 2022 (the “Merger Agreement”), by and among Ready Capital Corporation (“Ready Capital”), Mosaic Real Estate Credit, LLC (“MREC”), Mosaic Real Estate Credit TE, LLC (“MREC TE”), MREC International Incentive Split, LP (“MREC IIS”), RC Mosaic Sub, LLC (“Merger Sub”), and the other parties thereto, each of MREC, MREC TE and MREC IIS merged with and into Merger Sub (the “Mergers”), with Merger Sub continuing as the surviving entity of each Merger.

Upon the closing of the Mergers, the holders of the outstanding equity interests in MREC, MREC TE and MREC IIS received, in addition to other consideration set forth in the Merger Agreement, an equal number of shares of each of Class B-1 Common Stock, $0.0001 par value per share (the “Class B-1 Common Stock”), Class B-2 Common Stock, $0.0001 par value per share (the “Class B-2 Common Stock”), Class B-3 Common Stock, $0.0001 par value per share (the “Class B-3 Common Stock”), and Class B-4 Common Stock, $0.0001 par value per share (the “Class B-4 Common Stock” and, together with the Class B-1 Common Stock, the Class B-2 Common Stock and the Class B-3 Common Stock, the “Class B Common Stock”), of Ready Capital.

Pursuant to the terms of the Articles Supplementary to Ready Capital’s charter (the “Charter”) establishing the terms of the Class B Common Stock (the “Articles Supplementary”), the issued and outstanding shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock will automatically convert, on a one-for-one basis, into an equal number of shares of Ready Capital’s common stock, par value $0.0001 per share (the “Common Stock”) as of the close of business on the first business day following the 91st, 182nd, 273rd and 365th calendar day, respectively, following the Closing Date, subject to the board of directors of Ready Capital (the “Board”) establishing an earlier date and time for any such conversion. The shares of Common Stock are listed on the New York Stock Exchange under the ticker “RC.”

On May 10, 2022, pursuant to the terms of the Articles Supplementary, the Board determined that each issued and outstanding share of Class B Common Stock will automatically convert, on a one-for-one basis, into an equal number of shares of Common Stock, effective as of 5:00 p.m., Eastern Time on May 11, 2022 (the “Conversion”). On May 11, 2022, Ready Capital will file a Certificate of Notice (the “Certificate”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”) establishing that each issued and outstanding share of Class B Common Stock will automatically convert, on a one-for-one basis, into an equal number of shares of Common Stock at 5:00 p.m., Eastern Time on May 11, 2022.

The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate, a copy of which is filed as Exhibit 3.1 hereto.

On May 10, 2022, pursuant to Section 6.2 of the Charter, the Board determined that, following the Conversion, each share of Class B Common Stock, all of which will be unissued following the Conversion, shall be reclassified and designated as shares of Common Stock, having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the Common Stock as set forth in the Charter. On May 11, 2022, Ready Capital will file Articles Supplementary to the Charter (the “Reclassification Articles Supplementary”) with the SDAT, to provide for the reclassification of each share of Class B Common Stock as shares of Common Stock, effective as of 5:05 p.m., Eastern Time on May 11, 2022. As a result of the foregoing reclassification of the Class B Common Stock, the Charter will provide that Ready Capital has the authority to issue up to 550,000,000 shares of stock, consisting of (i) 500,000,000 shares of common stock, $0.0001 par value per share, and (ii) 50,000,000 shares of preferred stock, $0.0001 par value per share, of which (a) 140 shares have been classified and designated as 12.5% Series A Cumulative Non-Voting Preferred Stock, $0.0001 par value per share, (b) 779,743 shares have been classified and designated as 6.25% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share and (c) 4,600,000 shares have been classified and designated as 6.50% Series E Cumulative Redeemable Preferred Stock, $0.0001 par value per share.

The foregoing description of the Reclassification Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the text of the Reclassification Articles Supplementary, a copy of which is filed as Exhibit 3.2 hereto.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2022, Ready Capital will file the Certificate with the SDAT. The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

On May 11, 2022, Ready Capital will file the Reclassification Articles Supplementary with the SDAT. The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
3.1	Certificate of Notice, dated May 11, 2022

3.2	Articles Supplementary, reclassifying and designating the Company’s Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock as Common Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

Date: May 10, 2022	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer